UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6325

                         DREYFUS MIDCAP INDEX FUND, INC.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year end:   _10_/_31_


Date of reporting period:     _10_/_31/_03_




(PAGE)



                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus
      Midcap Index Fund, Inc.

      ANNUAL REPORT October 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            20   Statement of Financial Futures

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Proxy Results

                            33   Board Members Information

                            35   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                        Midcap Index Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Midcap Index Fund, Inc. covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Tom Durante, who became the fund's sole portfolio manager on September 15, 2003.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/S/ STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Tom Durante, Portfolio Manager

How did Dreyfus Midcap Index Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2003, Dreyfus Midcap Index Fund, Inc. produced a total return of 30.05%.(1) The Standard & Poor's MidCap 400 Index ("S& P 400 Index"), the fund's benchmark, produced a total return of 30.61% for the same period.(2,3)

We attribute the fund and market' s performance to a significantly improved market environment during the second half of the reporting period, caused primarily by an easing of geopolitical tensions and signs of a more robust economic recovery. In this environment, the fund's strongest returns stemmed from technology, banking, homebuilding and generic pharmaceutical stocks, while gains for media and oil services stocks generally lagged during the reporting period. The difference in returns between the fund and the S&P 400 Index was primarily the result of transaction costs and other fund operating expenses

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 400 Index. To pursue that goal, the fund generally invests in all 400 stocks in the S&P 400 Index, in proportion to their weighting in the S&P 400 Index. The fund may also use stock index futures whose performance is tied to the S&P 400 Index as a substitute for the sale or purchase of stocks. Often considered a barometer for the midcap stock market in general, the S&P 400 Index is composed of 400 stocks of midsize domestic companies across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S& P 400 Index than smaller ones. The S&P 400 Index was the first benchmark to represent the performance of the midcap stock market.

As an index fund, the fund uses a passive management approach: all investment decisions are made based on the composition of the S&P 400 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Compared to larger, more established companies, midsize companies are subject to more erratic market movements and may carry additional risks because, among other things, their revenues and earnings tend to be less predictable.

What other factors influenced the fund's performance?

The reporting period began in an investment environment characterized by a sluggish economy and more than two years of a bear market in stocks. These factors were intensified by other adverse influences, including uncertainty surrounding the impending war with Iraq, rising oil prices and a number of high-profile accounting and corporate governance scandals among U.S. companies. As a result, investor sentiment largely remained negative through the first quarter of 2003 and many investors became increasingly risk-averse, preferring the relative safety of bonds over the greater perceived risks of stocks

However, after the allied coalition entered Baghdad in March of 2003, a veil of uncertainty was lifted from the U.S. economy. As investors began to look forward to better business conditions and stronger economic growth, the stock market began a sustained rally that, while interrupted periodically by heightened volatility, generally persisted through the end of the reporting period

Technology   stocks  posted  the  strongest  gains  of  the  reporting  period.
Semiconductor companies, which historically have been among the first to rally during economic recoveries, especially benefited from expectations that corporations would ramp up spending on information technology products as the economy gained momentum. In addition, greater demand for wireless computers and cellular telephone products benefited the stocks of electronic equipment firms.

Homebuilders and banks also reported solid gains, primarily because an already strong housing market was further supported by historically low mortgage rates, which triggered a surge in mortgage refinancing and home buying.

Generic pharmaceutical companies also contributed strongly to the S&P 400 Index's returns. Generic drugs continued to gain market share as patents expired on brand-name prescription medications. Finally, a number of consumer-related businesses reported higher sales and revenues, including high-end clothiers and department stores, specialty retail stores and automobile parts suppliers. Educational services companies also flourished in this economic environment, including online college and vocational training programs, as many workers were eager to improve their qualifications in a tight job market.

Despite the improving economy, some sectors within the S&P 400 Index posted disappointing results. Media stocks lagged the S&P 400 Index, as many radio stations suffered from a lack of local advertising. Oil services stocks also posted relatively weak returns, especially those with drilling sites in the United States instead of less costly areas, such as Russia, Africa and South America.

What is the fund's current strategy?

As an index fund, our strategy remains the same: to attempt to replicate the return of the S&P 400 Index by investing in all 400 stocks that comprise the S&P 400 Index. Accordingly, as of the end of the reporting period, the fund's assets were allocated in proportions that closely approximated each industry group's representation in the S&P 400 Index. While we have been pleased with the recent strong performance of midcap stocks, we remain aware that the stock market has been subject to heightened volatility for some time now. In our view, one of the greatest benefits of broadly diversified index funds is that they can help investors control risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET.

(3) "STANDARD & POOR'S," "S&P," "STANDARD & POOR'S MIDCAP 400 INDEX" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC., AND HAVE BEEN LICENSED FOR USE BY THE FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Index Fund, Inc. and the Standard & Poor's MidCap 400 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/03

                                                                 1 Year                 5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             30.05%                 11.08%                 13.00%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MIDCAP INDEX FUND, INC. ON 10/31/93 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2003

COMMON STOCKS--97.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.4%

Constellation Brands, Cl. A                                                                     123,200  (a)           3,864,784

Universal                                                                                        29,266                1,275,412

                                                                                                                       5,140,196

CONSUMER CYCLICAL--14.4%

ALLETE                                                                                          101,974                3,080,635

Abercrombie & Fitch, Cl. A                                                                      115,250  (a)           3,284,625

Alaska Air Group                                                                                 31,437                  905,071

American Eagle Outfitters                                                                        83,850  (a)           1,340,762

Applebee's International                                                                         65,500                2,456,905

ArvinMeritor                                                                                     80,843                1,357,354

BJ's Wholesale Club                                                                              81,814  (a)           2,101,802

Bandag                                                                                           22,850                  836,310

Barnes & Noble                                                                                   76,350  (a)           2,275,230

Blyth                                                                                            54,200                1,516,516

Bob Evans Farms                                                                                  40,894                1,208,827

Borders Group                                                                                    91,250  (a)           2,066,812

BorgWarner                                                                                       31,900                2,538,921

Boyd Gaming                                                                                      75,600                1,153,656

Brinker International                                                                           114,606  (a)           3,647,909

CBRL Group                                                                                       57,425                2,225,219

CDW                                                                                              97,600                5,860,880

Callaway Golf                                                                                    89,200                1,449,500

CarMax                                                                                          122,100  (a)           3,847,371

Cheesecake Factory                                                                               60,700  (a)           2,424,358

Chico's FAS                                                                                     102,000  (a)           3,829,080

Claire's Stores                                                                                  57,652                2,231,132

Coach                                                                                           214,400  (a)           7,604,768

Dollar Tree Stores                                                                              134,950  (a)           5,152,391

Extended Stay America                                                                           112,050                1,647,135

Fastenal                                                                                         89,500  (b)           3,980,065

Federal Signal                                                                                   56,563                  836,567

Furniture Brands International                                                                   65,800                1,596,308

GTECH Holdings                                                                                   68,500                3,060,580

Gentex                                                                                           90,200                3,522,310

HON INDUSTRIES                                                                                   68,272                2,799,152

Herman Miller                                                                                    86,010                1,975,650

International Speedway, Cl. A                                                                    62,850                2,673,639

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

JetBlue Airways                                                                                  75,900  (a)           4,377,912

Krispy Kreme Doughnuts                                                                           68,700  (a)           2,976,084

Lear                                                                                             79,250  (a)           4,603,632

Longs Drug Stores                                                                                44,100                  987,840

Mandalay Resort Group                                                                            70,023                2,748,403

Michaels Stores                                                                                  78,600                3,731,142

Modine Manufacturing                                                                             40,270                1,030,509

Mohawk Industries                                                                                78,300  (a)           5,803,596

99 Cents Only Stores                                                                             84,200  (a)           2,506,634

Neiman Marcus Group, Cl. A                                                                       56,150                2,669,932

O'Reilly Automotive                                                                              63,600  (a)           2,753,244

Outback Steakhouse                                                                               88,400                3,712,800

PETsMART                                                                                        167,000                4,276,870

Park Place Entertainment                                                                        356,350  (a)           3,420,960

Payless ShoeSource                                                                               80,350  (a)           1,063,030

Pier 1 Imports                                                                                  105,800                2,443,980

Ross Stores                                                                                      90,400                4,520,904

Ruby Tuesday                                                                                     75,500                2,064,925

Ruddick                                                                                          54,550                  870,618

Saks                                                                                            168,580  (a)           2,343,262

Scotts, Cl. A                                                                                    37,300  (a)           2,154,075

Sotheby's Holdings, Cl. A                                                                        73,687                  784,766

Superior Industries International                                                                31,450                1,336,625

Timberland, Cl. A                                                                                41,950                2,179,303

Unifi                                                                                            63,537                  317,050

Whole Foods Market                                                                               70,200  (a)           4,158,648

Williams-Sonoma                                                                                 137,200  (a)           4,847,276

                                                                                                                     161,171,460

CONSUMER STAPLES--3.0%

Church & Dwight                                                                                  47,576                1,773,158

Dean Foods                                                                                      182,658  (a)           5,525,404

Dial                                                                                            113,250                2,718,000

Hormel Foods                                                                                    163,300                4,031,877

Interstate Bakeries                                                                              52,900                  776,572

J. M. Smucker                                                                                    59,003                2,582,561

Lancaster Colony                                                                                 42,349                1,681,679

PepsiAmericas                                                                                   170,000                2,546,600


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

Sensient Technologies                                                                            55,378                1,063,258

Smithfield Foods                                                                                128,750  (a)           2,737,225

Tootsie Roll Industries                                                                          61,160                2,017,668

Tyson Foods, Cl. A                                                                              413,515                5,900,859

                                                                                                                      33,354,861

ENERGY--7.3%

AGL Resources                                                                                    75,162                2,115,810

Aquila                                                                                          230,300                  909,685

Cooper Cameron                                                                                   64,600  (a)           2,766,172

ENSCO International                                                                             176,800                4,658,680

Equitable Resources                                                                              73,450                3,026,140

FMC Technologies                                                                                 77,811  (a)           1,562,445

Forest Oil                                                                                       62,850                1,473,832

Grant Prideco                                                                                   143,323  (a)           1,625,283

Helmerich & Payne                                                                                59,100  (b)           1,566,741

Murphy Oil                                                                                      108,364                6,391,309

National Fuel Gas                                                                                95,974                2,145,019

National-Oilwell                                                                                100,250  (a)           1,911,768

Noble Energy                                                                                     66,677                2,648,410

ONEOK                                                                                            88,700                1,764,243

Patterson-UTI Energy                                                                             95,450  (a)           2,728,916

Philadelphia Suburban                                                                            82,400                1,946,288

Pioneer Natural Resources                                                                       139,100                3,679,195

Pogo Producing                                                                                   75,000                3,135,750

Pride International                                                                             159,500  (a)           2,612,610

Questar                                                                                          97,746                3,103,436

Smith International                                                                             118,120                4,397,608

Tidewater                                                                                        71,505                1,959,952

Valero Energy                                                                                   134,976                5,763,475

Varco International                                                                             115,048  (a)           2,023,694

Vectren                                                                                          88,025                2,077,390

WGL Holdings                                                                                     57,310                1,584,621

Weatherford International                                                                       154,923  (a)           5,383,574

Western Gas Resources                                                                            39,200                1,666,000

XTO Energy                                                                                      216,866                5,133,218

                                                                                                                      81,761,264

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--12.5%

AdvancePCS                                                                                      108,600  (a)           5,589,642

Apogent Technologies                                                                            108,550  (a)           2,382,672

Apria Healthcare Group                                                                           64,600  (a)           1,873,400

Barr Laboratories                                                                                78,775  (a)           6,047,556

Beckman Coulter                                                                                  71,924                3,571,027

Charles River Laboratories International                                                         53,800  (a)           1,734,512

Community Health Systems                                                                        116,200  (a)           2,791,124

Covance                                                                                          72,650  (a)           1,891,080

Coventry Health Care                                                                             70,700  (a)           3,870,825

Cytyc                                                                                           129,450  (a)           1,673,788

DENTSPLY International                                                                           93,250                4,120,718

Edwards Lifesciences                                                                             73,100  (a)           2,119,900

First Health Group                                                                              111,970  (a)           2,733,188

Gilead Sciences                                                                                 237,600  (a)          12,968,208

Health Net                                                                                      137,170  (a)           4,333,200

Henry Schein                                                                                     51,350                3,186,268

Hillenbrand Industries                                                                           72,950                4,342,713

ICN Pharmaceuticals                                                                              98,000                1,892,380

IDEC Pharmaceuticals                                                                            183,400  (a)           6,442,842

IVAX                                                                                            230,906                4,447,250

LifePoint Hospitals                                                                              45,800  (a)           1,177,518

Lincare Holdings                                                                                116,150  (a)           4,522,881

Millennium Pharmaceuticals                                                                      352,462  (a)           5,611,195

Mylan Laboratories                                                                              316,733                7,649,102

Omnicare                                                                                        119,550                4,583,547

Oxford Health Plans                                                                              97,900                3,964,950

PacifiCare Health Systems                                                                        44,286  (a)           2,635,017

Patterson Dental                                                                                 80,400  (a)           5,143,992

Perrigo                                                                                          82,600                1,110,970

Pharmaceutical Resources                                                                         39,900                2,883,972

Protein Design Labs                                                                             110,550  (a)           1,490,214

SICOR                                                                                           140,400                3,762,720

STERIS                                                                                           81,750  (a)           1,702,035

Sepracor                                                                                        100,000  (a)           2,663,000

Triad Hospitals                                                                                  88,852  (a)           2,730,422

Universal Health Services, Cl. B                                                                 68,350                3,215,867

VISX                                                                                             56,650  (a)           1,374,329


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Varian Medical Systems                                                                           80,600  (a)           5,153,564

Vertex Pharmaceuticals                                                                           90,850  (a)           1,191,952

                                                                                                                     140,579,540

INTEREST SENSITIVE--19.0%

A.G. Edwards                                                                                     93,874                3,801,897

AMB Property                                                                                     96,400                2,891,036

Allmerica Financial                                                                              62,600                1,667,038

American Financial Group                                                                         82,159                ,829,681

AmeriCredit                                                                                     184,400  (a)           2,470,960

AmerUs Group                                                                                     46,100                1,740,275

Arthur J. Gallagher & Co.                                                                       106,850                3,118,951

Associated Banc-Corp                                                                             86,829                3,573,882

Astoria Financial                                                                                94,900                3,287,336

BISYS Group                                                                                     141,400                2,022,020

Bank of Hawaii                                                                                   69,270                2,729,238

Banknorth Group                                                                                 190,200                5,957,064

Brown & Brown                                                                                    80,700                2,457,315

Certegy                                                                                          78,100                2,628,846

City National                                                                                    57,257                3,447,444

Colonial BancGroup                                                                              146,750                2,301,040

Commerce Bancorp                                                                                 88,400                4,273,256

Compass Bancshares                                                                              148,300                5,602,774

Cullen/Frost Bankers                                                                             60,700                2,352,732

Eaton Vance                                                                                      81,650                2,847,952

Everest Re Group                                                                                 65,400                5,424,930

Fidelity National Financial                                                                     173,450                5,363,074

First American                                                                                   91,600                2,624,340

FirstMerit                                                                                       99,750                2,571,555

Greater Bay Bancorp                                                                              61,400                1,655,344

GreenPoint Financial                                                                            162,075                5,048,636

HCC Insurance Holdings                                                                           75,200                2,191,328

Hibernia, Cl. A                                                                                 184,150                4,159,948

Highwoods Properties                                                                             62,600                1,552,480

Horace Mann Educators                                                                            50,400                  667,800

Hospitality Properties Trust                                                                     73,900                2,709,913

Independence Community Bank                                                                      64,500                2,370,375

IndyMac Bancorp                                                                                  65,550                1,927,170

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Investment Technology Group                                                                      55,800                1,108,188

Investors Financial Services                                                                     76,900                2,716,877

LaBranche & Co.                                                                                  70,250                  743,948

Legg Mason                                                                                       77,550                6,456,038

Liberty Property Trust                                                                           93,500                3,401,530

M&T Bank                                                                                        141,150               13,253,985

MONY Group                                                                                       55,400  (b)           1,773,354

Mack-Cali Realty                                                                                 68,600                2,585,534

Mercantile Bankshares                                                                            93,801                3,974,348

National Commerce Financial                                                                     241,365                6,630,296

New Plan Excel Realty Trust                                                                     114,950                2,609,365

New York Community Bancorp                                                                      163,266                5,910,229

Ohio Casualty                                                                                    71,850                1,099,305

Old Republic International                                                                      142,600                5,125,044

PMI Group                                                                                       110,700                4,232,061

Protective Life                                                                                  81,350                2,641,434

Provident Financial Group                                                                        57,550                1,694,848

Radian Group                                                                                    110,400                5,840,160

Roslyn Bancorp                                                                                   89,450                2,409,783

SEI Investments                                                                                 123,800                3,605,056

Silicon Valley Bancshares                                                                        40,750                1,430,325

Sovereign Bancorp                                                                               344,750                7,174,248

StanCorp Financial Group                                                                         34,350                2,165,768

TCF Financial                                                                                    84,350                4,401,383

United Dominion Realty Trust                                                                    141,700                2,472,665

Unitrin                                                                                          79,650                2,947,050

W.R. Berkley                                                                                     98,150                3,365,563

Waddell & Reed Financial, Cl. A                                                                  97,700                2,166,986

Washington Federal                                                                               82,300                2,167,782

Webster Financial                                                                                53,900                2,409,330

Westamerica Bancorporation                                                                       38,600                1,932,316

Wilmington Trust                                                                                 77,800                2,620,304

                                                                                                                     212,332,733

INTERNET--.9%

CheckFree                                                                                        93,500  (a)           2,574,055

E*TRADE Financial                                                                               427,600  (a)           4,404,280

Internet Security Systems                                                                        58,700  (a)             963,267


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTERNET (CONTINUED)

Macromedia                                                                                       73,900  (a)           1,412,229

Retek                                                                                            63,650  (a)             638,410

                                                                                                                       9,992,241

PRODUCER GOODS & SERVICES--12.4%

AGCO                                                                                             88,800                1,598,400

AMETEK                                                                                           39,072                1,838,338

Airgas                                                                                           86,600                1,658,390

Albemarle                                                                                        48,700                1,306,134

Alexander & Baldwin                                                                              48,907                1,516,606

Arch Coal                                                                                        62,000                1,519,000

Bowater                                                                                          65,310                2,666,607

Brink's                                                                                          64,050                1,284,203

C.H. Robinson Worldwide                                                                          99,800                3,910,164

CNF                                                                                              58,600                2,052,172

Cabot                                                                                            72,800  (a)           2,031,120

Carlisle Cos.                                                                                    36,182                2,075,038

Carpenter Technology                                                                             26,394                  682,285

Crompton                                                                                        131,233                  703,409

Cytec Industries                                                                                 46,100  (a)           1,609,351

D.R. Horton                                                                                     183,500                7,303,300

Donaldson                                                                                        51,208                2,930,122

Dycom Industries                                                                                 56,500  (a)           1,220,965

EGL                                                                                              55,700                  908,467

Energizer Holdings                                                                               99,800  (a)           3,672,640

Expeditors International of Washington                                                          123,500                4,636,190

FMC                                                                                              41,600                1,165,216

Ferro                                                                                            48,079                  987,062

Flowserve                                                                                        65,165                1,333,276

GATX                                                                                             57,896                1,302,081

Graco                                                                                            54,000                2,057,400

Granite Construction                                                                             48,987                  979,250

Harsco                                                                                           47,996                1,838,727

Hovnanian Enterprises, Cl. A                                                                     35,300                2,869,184

Hubbell, Cl. B                                                                                   70,080  (a)           3,002,227

IMC Global                                                                                      135,822                  949,396

J.B. Hunt Transport Services                                                                     93,400                2,370,492

Jacobs Engineering Group                                                                         65,442                3,031,273

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Kennametal                                                                                       41,750                1,539,740

Lennar, Cl. A                                                                                    92,935                8,536,080

Leucadia National                                                                                70,400                2,956,800

Longview Fibre                                                                                   60,286                  648,074

Lubrizol                                                                                         60,788                1,841,876

Lyondell Chemical                                                                               205,188                2,934,188

MDU Resources Group                                                                             133,650                3,024,500

Martin Marietta Materials                                                                        57,750                2,366,018

Minerals Technologies                                                                            23,750                1,301,500

Newport                                                                                          45,750                  721,020

Nordson                                                                                          39,786                1,102,470

Olin                                                                                             68,890                1,199,375

Overseas Shipholding Group                                                                       40,970                1,116,842

P.H. Glatfelter                                                                                  51,650                  658,538

Packaging Corp of America                                                                       123,100                2,425,070

Peabody Energy                                                                                   63,900                2,129,787

Pentair                                                                                          58,290                2,389,890

Potlatch                                                                                         33,850                1,058,151

Precision Castparts                                                                              62,396                2,566,347

Quanta Services                                                                                 137,650  (a)           1,125,977

RPM International                                                                               136,413                1,971,168

Rayonier                                                                                         49,425                2,078,321

SPX                                                                                              90,400                4,350,048

Sequa, Cl. A                                                                                     12,336                  588,427

Sonoco Products                                                                                 114,243                2,429,949

Swift Transportation                                                                             98,450  (a)           2,208,233

Tecumseh Products, Cl. A                                                                         21,850                  895,413

Teleflex                                                                                         46,700                2,148,667

Toll Brothers                                                                                    86,200  (a)           3,175,608

Trinity Industries                                                                               54,601                1,389,595

Valspar                                                                                          59,550                2,840,535

Wausau-Mosinee Paper                                                                             60,813                  751,649

Werner Enterprises                                                                               94,250                1,700,270

York International                                                                               46,900                1,863,806

                                                                                                                     139,042,417


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--9.8%

Affiliated Computer Services, Cl. A                                                             156,800  (a)           7,672,224

Banta                                                                                            30,036                1,149,177

Belo, Cl. A                                                                                     134,014                3,653,221

Career Education                                                                                117,000  (a)           6,265,350

Catalina Marketing                                                                               63,000  (a)           1,111,950

Ceridian                                                                                        174,850  (a)           3,671,850

ChoicePoint                                                                                     101,466  (a)           3,555,369

Copart                                                                                          106,000  (a)           1,321,820

Corinthian Colleges                                                                              51,700  (a)           3,201,264

CSG Systems International                                                                        61,750                  709,508

Dun & Bradstreet                                                                                 87,100                4,054,505

DeVry                                                                                            82,600                2,004,702

DST Systems                                                                                     136,500  (a)           5,162,430

Education Management                                                                             42,050  (a)           2,656,719

Emmis Communications, Cl. A                                                                      64,150  (a)           1,422,847

Entercom Communications                                                                          60,600  (a)           2,776,086

Fair Isaac                                                                                       56,900                3,629,082

Hanover Compressor                                                                               85,950                  911,070

Harte-Hanks                                                                                     104,775                2,081,879

Jack Henry & Associates                                                                         103,750                2,072,925

Keane                                                                                            75,200                  988,128

Kelly Services, Cl. A                                                                            41,985                1,028,633

Korn/Ferry International                                                                         44,400                  388,056

Lee Enterprises                                                                                  52,650                2,219,724

Manpower                                                                                         91,750                4,257,200

Media General, Cl. A                                                                             27,600                1,822,980

MPS Group                                                                                       120,300  (a)           1,148,865

Price Communications                                                                             64,000  (a)             804,480

Reader's Digest Association                                                                     116,750                1,719,728

Rent-A-Center                                                                                    96,900  (a)           3,029,094

Republic Services                                                                               189,600                4,408,200

Rollins                                                                                          53,282                1,082,690

Scholastic                                                                                       46,350  (a)           1,433,605

Six Flags                                                                                       109,300                  647,056

Stericycle                                                                                       49,500  (a)           2,285,910

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Sylvan Learning Systems                                                                          50,900  (a)           1,440,470

Telephone and Data Systems                                                                       67,650                4,234,890

United Rentals                                                                                   90,800  (a)           1,581,736

Valassis Communications                                                                          61,400                1,590,260

Viad                                                                                            104,250                2,604,165

Washington Post, Cl. B                                                                           11,269                8,309,873

Westwood One                                                                                    119,350                3,572,146

                                                                                                                     109,681,867

TECHNOLOGY--13.1%

ADTRAN                                                                                           45,550                3,098,767

Activision                                                                                      104,000  (a)           1,569,360

Acxiom                                                                                          100,700  (a)           1,601,130

Advanced Fibre Communications                                                                   101,100  (a)           2,433,477

Advent Software                                                                                  38,350  (a)             702,189

Arrow Electronics                                                                               119,012                2,540,906

Ascential Software                                                                               68,555  (a)           1,521,235

Atmel                                                                                           553,300  (a)           3,120,612

Avnet                                                                                           141,058                2,736,525

Avocent                                                                                          54,750  (a)           2,069,550

Cabot Microelectronics                                                                           29,062  (a)           1,656,534

Cadence Design Systems                                                                          320,360  (a)           4,930,340

CommScope                                                                                        69,850  (a)           1,081,977

Credence Systems                                                                                 74,500  (a)           1,215,095

Cree                                                                                             86,500  (a)           1,536,240

Cypress Semiconductor                                                                           139,618  (a)           2,996,202

Diebold                                                                                          85,601                4,884,393

Fairchild Semiconductor International                                                           138,450  (a)           3,128,970

Gartner, Cl. A                                                                                  150,000                1,912,500

Harris                                                                                           78,200                2,910,604

Imation                                                                                          41,900                1,426,695

Integrated Circuit Systems                                                                       82,100  (a)           2,756,097

Integrated Device Technology                                                                    122,850  (a)           1,928,745

International Rectifier                                                                          75,750  (a)           3,615,548

Intersil, Cl. A                                                                                 163,100                4,206,349

KEMET                                                                                           101,900  (a)           1,350,175

L-3 Communications Holdings                                                                     113,800  (a)           5,319,012

LTX                                                                                              58,500  (a)             835,965


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Lam Research                                                                                    149,650  (a)           4,300,941

Lattice Semiconductor                                                                           132,800  (a)           1,035,840

Macrovision                                                                                      57,500  (a)           1,263,275

McData, Cl. A                                                                                   135,150  (a)           1,396,100

Mentor Graphics                                                                                  81,259                1,361,088

Micrel                                                                                          108,950  (a)           1,797,675

Microchip Technology                                                                            241,750                7,907,643

National Instruments                                                                             60,900                2,593,122

Network Associates                                                                              189,250  (a)           2,636,252

Plantronics                                                                                      51,750  (a)           1,439,168

Plexus                                                                                           50,150  (a)             867,094

Polycom                                                                                         116,700  (a)           2,337,501

Powerwave Technologies                                                                           74,450  (a)             484,670

Quantum                                                                                         208,856  (a)             649,542

RF Micro Devices                                                                                217,500  (a)           2,546,925

RSA Security                                                                                     69,350  (a)             899,469

Reynolds & Reynolds, Cl. A                                                                       80,302                2,181,002

SanDisk                                                                                          91,850  (a)           7,403,110

Semtech                                                                                          86,600  (a)           1,922,520

Silicon Laboratories                                                                             58,100  (a)           3,136,238

Storage Technology                                                                              129,226  (a)           3,114,346

Sybase                                                                                          111,800  (a)           2,001,220

Synopsys                                                                                        183,300  (a)           5,814,276

3Com                                                                                            434,600                3,129,120

Tech Data                                                                                        66,900  (a)           2,202,348

Titan                                                                                            94,750  (a)           2,001,120

Transaction Systems Architects, Cl. A                                                            42,050  (a)             841,000

TriQuint Semiconductor                                                                          158,338  (a)           1,135,283

Varian                                                                                           40,100  (a)           1,435,981

Vishay Intertechnology                                                                          188,404  (a)           3,532,575

Wind River Systems                                                                               99,350  (a)             665,645

Zebra Technologies, Cl. A                                                                        55,700  (a)           3,172,115

                                                                                                                     146,289,396

UTILITIES--4.3%

Alliant Energy                                                                                  130,279                3,134,513

Black Hills                                                                                      37,892                1,218,986

Cincinnati Bell                                                                                 288,200                1,472,702

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

DPL                                                                                             149,250                2,719,335

Duquesne Light Holdings                                                                          88,550                1,422,999

Energy East                                                                                     172,076                3,863,106

Great Plains Energy                                                                              81,680                2,603,958

Hawaiian Electric Industries                                                                     44,179                2,022,073

IDACORP                                                                                          45,033  (b)           1,222,646

Northeast Utilities                                                                             157,660                2,970,314

NSTAR                                                                                            62,550                2,921,085

OGE Energy                                                                                      100,646                2,295,735

Pepco Holdings                                                                                  201,703                3,549,973

PNM Resources                                                                                    47,494                1,343,130

Puget Energy                                                                                    110,940                2,521,667

SCANA                                                                                           130,864                4,487,327

Sierra Pacific Resources                                                                        138,311  (b)             825,716

Westar Energy                                                                                    85,200                1,702,296

Wisconsin Energy                                                                                138,287                4,528,899

WPS Resources                                                                                    38,300  (b)           1,697,839

                                                                                                                      48,524,299

TOTAL COMMON STOCKS

   (cost $967,429,123)                                                                                             1,087,870,274
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.8%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--2.5%

Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  1%, dated 10/31/2003, due 11/3/2003 in the

  amount of $27,938,328 (fully collateralized by

   $28,580,000 of various U.S. Government Agency
   Obligations, value $28,495,153)                                                           27,936,000               27,936,000

U.S. TREASURY BILLS--.3%

..95%, 11/13/2003                                                                              3,100,000  (c)           3,099,225

..95%, 11/20/2003                                                                                200,000  (c)             199,914

..93%, 11/28/2003                                                                                100,000  (c)              99,935

                                                                                                                       3,399,074

TOTAL SHORT-TERM INVESTMENTS

   (cost $31,334,843)                                                                                                 31,335,074


INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--.7%                                                                    Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $7,507,073)                                                                          7,507,073                 7,507,073
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,006,271,039)                                                           100.6%            1,126,712,421

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.6%)              (6,982,333)

NET ASSETS                                                                                        100.0%            1,119,730,088

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT OCTOBER 31, 2003, THE
TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $7,195,368 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD IS $7,507,073.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2003

                                                                  Market Value                                         Unrealized
                                                                    Covered by                                       Appreciation
                                              Contracts           Contracts ($)             Expiration           at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's Midcap 400                        116             31,810,100           December 2003                    688,050

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments (including securities
   loaned valued at $7,195,368)--Note 1(b)         1,006,271,039  1,126,712,421

Cash                                                                  2,287,251

Receivable for investment securities sold                             5,420,195

Receivable for shares of Common Stock subscribed                      1,589,648

Dividends and interest receivable                                       673,851

Receivable for futures variation margin--Note 4                          56,010

                                                                  1,136,739,376
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           461,067

Payable for investment securities purchased                           8,010,359

Liability for securities loaned--Note 1(b)                            7,507,073

Payable for shares of Common Stock redeemed                           1,030,789

                                                                     17,009,288
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,119,730,088
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,024,428,846

Accumulated undistributed investment income--net                      4,254,873

Accumulated net realized gain (loss) on investments                 (30,083,063)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $688,050 net unrealized
  appreciation on financial futures)                                121,129,432
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,119,730,088
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)      49,948,185

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   22.42

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       9,675,937

Interest                                                               396,772

Income from securities lending                                          34,878

TOTAL INCOME                                                        10,107,587

EXPENSES:

Management fee--Note 3(a)                                            2,110,522

Shareholder servicing costs--Note 3(b)                               2,110,522

Loan commitment fees--Note 2                                            10,915

Miscellaneous                                                           86,486

TOTAL EXPENSES                                                       4,318,445

INVESTMENT INCOME--NET                                               5,789,142
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (12,795,500)

Net realized gain (loss) on financial futures                       11,000,011

NET REALIZED GAIN (LOSS)                                            (1,795,489)

Net unrealized appreciation (depreciation)
  on investments (including $635,350 net
  unrealized appreciation on financial futures)                    235,420,894

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             233,625,405

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               239,414,547

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------

                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,789,142             4,336,260

Net realized gain (loss) on investments        (1,795,489)            5,972,298

Net unrealized appreciation
   (depreciation) on investments              235,420,894           (79,751,986)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  239,414,547           (69,443,428)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (4,716,808)           (4,350,581)

Net realized gain on investments              (12,930,561)          (16,543,657)

TOTAL DIVIDENDS                               (17,647,369)          (20,894,238)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 408,666,414           487,115,496

Dividends reinvested                           16,211,337            19,756,422

Cost of shares redeemed                      (230,511,104)         (259,029,885)

Redemption fee                                     60,036               150,583

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            194,426,683           247,992,616

TOTAL INCREASE (DECREASE) IN NET ASSETS       416,193,861           157,654,950
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           703,536,227           545,881,277

END OF PERIOD                               1,119,730,088           703,536,227

Undistributed investment income--net            4,254,873             3,343,344
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    21,463,819            23,935,096

Shares issued for dividends reinvested            911,774               961,851

Shares redeemed                               (12,261,520)          (13,333,936)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  10,114,073            11,563,011

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended October 31,
                                                               ---------------------------------------------------------------------
                                                                 2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            17.66          19.31          25.76          24.14         25.80

Investment Operations:

Investment income--net(a)                                         .13            .12            .16            .22           .21

Net realized and unrealized
   gain (loss) on investments                                    5.07          (1.04)         (3.02)          6.07          4.46

Total from Investment Operations                                 5.20           (.92)         (2.86)          6.29          4.67

Distributions:

Dividends from investment income--net                            (.12)          (.15)          (.21)          (.20)         (.31)

Dividends from net realized
   gain on investments                                           (.32)          (.58)         (3.38)         (4.47)        (6.02)

Total Distributions                                              (.44)          (.73)         (3.59)         (4.67)        (6.33)

Redemption fee(b)                                                 .00            .00            .00            .00           .00

Net asset value, end of period                                  22.42          17.66          19.31          25.76         24.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                30.05          (5.30)        (12.85)         30.77         20.48
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .51            .50            .50            .50           .50

Ratio of net investment income
   to average net assets                                          .69            .61            .72            .90           .90

Portfolio Turnover Rate                                         12.12          19.09          28.34          45.74         50.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,119,730        703,536        545,881        487,756       282,544

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Midcap Index Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to match the performance of the Standard & Poor's Midcap 400 Index. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment adviser. The
Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments (excluding U.S. Treasury Bills) are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is a potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal

Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,877,106, undistributed capital gains $2,306,182 and unrealized appreciation $87,013,849.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, were as follows: ordinary income $4,716,808 and $4,350,581 and long-term capital gains $12,930,561 and $16,543,657, respectively.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $160,805, increased accumulated net realized gain (loss) on investments by $43,820 and increased paid-in capital by $116,985. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund' s average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the fund's expenses, except management fees, brokerage commissions, taxes, commitment fees, interest, fees and expenses of non-interested Board members (including counsel fees) , Shareholder Services Plan fees and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fees and expenses of the non-interested Board members (including counsel fees). Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and a fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the fund directly to the non-interested Board members, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Board members. This amount for the period ended October 31, 2003 was $23,338.

(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other indus try professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, the fund was charged $2,110,522 pursuant to the Shareholder Services Plan

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund' s exchange privilege.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2003, amounted to $284,339,878 and $98,324,074, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2003, are set forth in the Statement of Financial Futures.

At October 31, 2003, the cost of investments for federal income tax purposes was $1,040,386,622; accordingly, accumulated net unrealized appreciation on investments was $86,325,799, consisting of $206,981,460 gross unrealized appreciation and $120,655,661 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Midcap Index Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Midcap Index Fund including the statements of investments and financial futures, as of October 31, 2003 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Index Fund at October 31, 2003 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 12, 2003



IMPORTANT TAX INFORAMTION (Unaudited)

For federal tax purposes, the fund hereby designates $.3180 per share as a long-term capital gain distribution of the $.4340 per share paid on December 12, 2002.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

                                                             The Fund

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                                                                  Shares
                                                           -------------------------------------------------------------------------
                                                                            For                   Against               Abstained
                                                           -------------------------------------------------------------------------

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to permit
   participation in a portfolio securities
   lending program                                                   18,318,395                 1,302,676                 399,682

To approve changes to certain of
   the fund's fundamental policies
   and investment restrictions to
   permit investment in other
   investment companies.                                             18,258,754                 1,359,832                 402,167


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

*  Principal  of Lear, Yavitz and Associates, a management consulting firm, from
1996    through    2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Gloria Messinger (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  Arbitrator  for  American Arbitration Association and National Association of
Securities    Dealers,    Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations
and    public    affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc



                     For More Information

                        Dreyfus
                        Midcap Index Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  113AR1003


Comparison of change in value of $10,000 investment in Dreyfus Midcap Index Fund, Inc. and the Standard & Poor's MidCap 400 Index

EXHIBIT A:

                Dreyfus       Standard &
                Midcap          Poor's
   PERIOD        Index        MidCap 400
              Fund, Inc.        Index *

  10/31/93      10,000          10,000
  10/31/94      10,189          10,238
  10/31/95      12,306          12,409
  10/31/96      14,355          14,563
  10/31/97      18,952          19,320
  10/31/98      20,067          20,616
  10/31/99      24,175          24,960
  10/31/00      31,614          32,860
  10/31/01      27,553          28,769
  10/31/02      26,095          27,394
  10/31/03      33,937          35,779


* Source: Lipper Inc.



ITEM 2.      CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MIDCAP INDEX FUND, INC.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  December 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:
By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  December 19, 2003

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  December 19, 2003

                                EXHIBIT INDEX

      (a)(1)      Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)